USAA INVESTMENT TRUST
                           CORNERSTONE STRATEGY FUND
                              GROWTH STRATEGY FUND
                               INTERNATIONAL FUND
                               WORLD GROWTH FUND
                             EMERGING MARKETS FUND

                        SUPPLEMENT DATED OCTOBER 1, 1999
                           TO EACH FUND'S PROSPECTUS
                             DATED OCTOBER 1, 1999

Effective October 1, 1999, Kevin P. Moore replaced W. Travis Selmier, II, as the portfolio manager of the Emerging Markets Fund, co-manager of the "International Stocks" investment category of the Cornerstone Strategy Fund and Growth Strategy Fund, and co-manager of the International Fund and the "Foreign Securities" section of the World Growth Fund.

KEVIN P. MOORE, the Portfolio Manager, has 12 years investment management experience and has worked for us for five years. He is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. Mr. Moore holds a BBA from George Washington University.

35015-1099